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                        SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549

                                    Form N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 and
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                          BANK AND INSURANCE FUND, INC.
                          4520 EAST WEST HWY, SUITE 540
                               BETHESDA, MD 20814
                                 (301) 654-9567
                               www.bowesfunds.com

   Approximate Date of Proposed Public Offering:

   It is proposed that this filing will become effective (check appropriate box) [ ]immediately upon filing pursuant to paragraph (b)
   [ ]on (date) pursuant to paragraph (b)
   [x]60 days after filing pursuant to paragraph (a)(i)
   [ ]on (date) pursuant to paragraph (a)(i)
   [ ]75 days after filing pursuant to paragraph (a)(ii)
   [ ]on January 31, 1998 pursuant to paragraph (a)(ii)of rule 485

   If appropriate, check the following box:

   [] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   Declaration Pursuant to Rule 24f-2. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
   Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.



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
                          BANK AND INSURANCE FUND, INC.

                              CROSS REFERENCE SHEET
                                    Form N-1A
Form N-1A

PART A                                                Location in
Item No.          Item Name                           Registration Statement
--------          ---------                           ----------------------

1.                Cover Page                          Cover Page

2.                Synopsis                            Expense Summary

3.                Condensed Financial Highlights      To be filed by Amendment

4.                General Description of the Fund     Investment Objectives,
                                                      Policies, and Risks

5.                Management of the Fund              Investment Manager

6.                Capital Stock                       Capital Shares

7.                Purchase of Fund Shares             How to Purchase Fund
                  Shares

8.                Redeeming Fund Shares               How to Redeem Fund Shares

9.                Pending Legal Proceedings           Not Applicable


                       STATEMENT OF ADDITIONAL INFORMATION

PART B                                          Location in Part B (Statement of
Item No.          Item Name                     Additional Information)
--------          ---------                     -----------------------

10.               Cover Page                          Cover Page

11.               Table of Contents                   Table of Contents

12.               General Information and History     Not Applicable

13.               Investment Objectives and Policies  Investment Objectives,
                                                      Policies, and Risks

14.               Management of the Fund              Directors and Officers

15.               Control Persons and Principal       Directors and Officers
                  Holders of Securities

16.               Investment Advisory and             Investment Advisor and
                  Other Services                      Other Services

17.               Brokerage, Allocation and           Portfolio Transactions
                  Other Practices                     and Brokerage

18.               Capital Stock and                   Not Applicable
                  Other Securities

19.               Purchase, Redemption and Pricing    Pricing and Redemption
                  Of Securities Being Offered         of Securities Being Offered

20.               Tax Status                          Not Applicable

21.               Underwriters                        Not Applicable

22.               Calculation of Performance          Calculation of Performance
                  Data                                Data

23.               Financial Statements                Not Applicable


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Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any State.

                  SUBJECT TO COMPLETION-DATED DECEMBER 4, 1997

PROSPECTUS
BANK AND INSURANCE FUND


                                   PROSPECTUS

                                December 4, 1997


I.   BANK AND INSURANCE FUND, INC.

Investment Objective and Policies:
Bank and Insurance Fund, Inc. (the "Fund") is an open-end diversified investment company of the management type. The Fund's primary investment objective is to achieve long term capital appreciation, which may occasionally be short term. The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in the equity securities issued by United States based companies in the banking and insurance industries. Accordingly, the Fund will be concentrated in the banking and insurance industries. Issuers in the banking and insurance industries include banks, savings and loan organizations, credit card companies, consumer finance companies, mortgage lenders, life and health insurers, property casualty insurers, insurance brokers and agents, and financial guaranty insurance companies. The Fund's concentration in the banking and insurance industries is fundamental and may not be changed without a vote of a majority of the outstanding voting securities. In addition, a non-fundamental objective of the Fund will be to deposit a portion [not to exceed 10%] of its assets in savings accounts of mutual bank and thrift institutions and to invest a portion [not to exceed 10%] of its assets in general account fixed annuities of mutual life insurance companies, each which may entitle the Fund to participate in conversions and de-mutualizations, respectively, that may occur in the future. In order to take advantage of the new 20% maximum capital gains tax rate, the Fund utilizes tax-sensitive investment strategies designed to minimize taxable distributions to shareholders and maximize after-tax returns.

The Fund's investment manager is Bowes Funds, LLC (the "Advisor") and its registered transfer agent is [to be included by pre-effective amendment].


Opening an Account:

To open an account, please complete and return the Account Registration Form [to be filed by pre-effective amendment]. If you need assistance in completing this Form, please call Bowes Funds on (301)654-9567. The minimum initial investment is $1,000 with future investments at no less then $200. The Fund is offered on a no-load basis (i.e. there are no sales commissions or redemption charges). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.

About this Prospectus:

This prospectus was filed with the Securities and Exchange Commission on December 4, 1997. This Prospectus is designed to set forth concisely the information you should know about the Fund before you invest. It should be retained for future reference. More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. On-line access to this prospectus is available through the EDGAR Database at www.sec.gov or through www.bowes.gov. To obtain a free copy, call Bowes Funds at (301)654-9567. The Statement of Additional Information, which may be revised from time-to-time, is dated December 4, 1997 and is hereby incorporated by reference into this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


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II. BANK AND INSURANCE FUND, INC. - EXPENSE SUMMARY


The following table illustrates all expenses and fees that you would incur as a shareholder of the fund.


                  SHAREHOLDER TRANSACTION EXPENSES

      Maximum sales load imposed on purchases ------------------- None Maximum sales load imposed on reinvested dividends -------- None Deferred sales load --------------------------------------- None
      Redemption Fees ------------------------------------------- None
      Exchange Fees --------------------------------------------- None


                  ANNUAL FUND OPERATING EXPENSES

      Management Fees ------------------------------------------- 1.00%
      12b-1 Fees ------------------------------------------------  .25%
      Other Expenses --------------------------------------------  .73%
                                                                 ------
      Total Fund Operating Expenses ----------------------------- 1.98%

The purpose of the above table is to assist you in understanding the various expenses that you would bear directly or indirectly as an investor in the Fund. "Management Fees" are paid by the Fund to the Fund's Advisor under the terms of the Investment Management Agreement dated December [ ], 1997. "12b-1 Fees" are for distribution, promotional and shareholder servicing costs paid by the Fund to the Fund's Advisor under the terms of the Distribution Plan dated December
[ ], 1997. "Other Expenses" includes custodian, legal, accounting, transfer agency and shareholder administration fees, printing, and other customary Fund expenses. The annual operating expenses are based on estimated amounts for the current fiscal year. The Fund's fees are discussed in more detail in "Investment Manager," Item V. in the prospectus.


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The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

                                1 Year                      3 Years
                                ------                      -------

                                 $20                         $ 62

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. Expenses are further discussed in the Statement of Additional Information.



III.  BANK AND INSURANCE FUND, INC. - CONDENSED FINANCIAL INFORMATION

      To be filed by Form N-SAR


IV.   BANK AND INSURANCE FUND, INC. - INVESTMENT OBJECTIVE, POLICIES, AND RISKS

The Fund is a diversified open-end investment management company organized as a corporation under the laws of the State of Maryland on November 19, 1997. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation. Each full share of the Fund has one vote. Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. Abstaining holders of Fund shares will not be able to elect any person or persons as directors. The Fund does not intend to hold annual shareholder meetings. The Board may hold special meetings for matters requiring shareholder approval. A special shareholders meeting may be called by shareholders holding at least 10% of the outstanding shares in order to consider the removal of a director of the Fund. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Fund so request. Subject to certain limitations, the Fund will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a director.


The primary investment objective of the Fund is long-term growth of capital, which may occasionally be short term. The Fund's primary investment objective is to invest at least 65% of its assets in the equity securities of United States based issuers in the banking, savings and loan associations, mortgage and consumer lending, and insurance industries. As the nature of the banking and insurance industries are impacted by mergers, regulations, or product line dynamics, additional types of equity issuers that derive a substantial portion of their revenues from the banking and insurance industries may be added to the investment objective of the Fund. The Fund's primary investment objectives are fundamental policies of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. Of course, there is no assurance that the Fund's investment objective of long term capital appreciation will be achieved.



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In addition, a secondary non-fundamental objective of the Fund will be to deposit a portion [not to exceed 10%] of its assets in savings accounts of domestic mutual bank and thrift institutions and in invest a portion [not to exceed 10%] of its assets in general account fixed annuities of domestic mutual life insurance companies, each which may entitle the Fund to participate in conversions and de-mutualizations, respectively, that may occur in the future.


The Fund intends to achieve its primary investment objectives through the Advisor's utilization of traditional fundamental investment analysis and research supported by Advisor principal and/or staff background and experience in financial institution corporate finance, financial analysis, and merger evaluation. The opportunities for capital appreciation by investing in the banking and insurance industries can be summarized four areas as follows:


(A)   MERGERS & PRODUCT LINE EXPANSION

      The financial health and record high capital and earnings levels of the banking and insurance industries, coupled with regulations permitting geographic and product line expansion has created a dynamic merger environment that has seen the number of banking institutions decrease from over 20,000 in 1992 to approximately 9,000 today. Economies of scale have become more important to financial institution profitability prospects. Disparity in the price to earnings ratio and price to book value ratios among banking and among insurance institutions has also been conducive to mergers.


(B)   MANAGEMENT; UTILIZATION OF TECHNOLOGY

      Improved marketing techniques, the greater application of improved underwriting policies and management decisions to implement technological upgrades to improve efficiency has tended to contribute to earnings growth of the banking and insurance industries. More sophisticated financial management techniques to protect against risk to earnings from changes in interest rates have been widely implemented. Institutions with seemingly identical balance sheets and product lines may be oppositely sensitive to interest rate moves or asset and liability re-pricing, depending on each company's use of asset liability management tools and the view of each company's management. Bank management decisions to invest in their own institutions in the form of share repurchase programs have been favorable to the share price dynamics of bank stocks. These buyback programs have become more frequent in the past two years as institutions have decided that among their best investments is in their own institution shares.


(C)   MUTUAL CONVERSIONS

      Access to capital markets by mutual institutions may be expanded, the opportunity for policyholders and depositors to realize liquid shareholder value, and ultimate acquisition or merger with other industry participants are key benefits contemplated in decisions to convert from mutual form to public ownership. Banking and insurance industry regulators, whose primary functions are to protect policyholders and depositors and to ensure capital adequacy, have adopted policies to allow mutual depositors and mutual



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      policyholders to become stockholders of their institutions, usually at a discount to the institutions pro-forma tangible book value and, depending on industry pricing and market trends at the time, usually at a substantial discount to a publicly traded institution merger transaction value. The Fund is a depositor and policyholder in [ ] mutual banking, thrift and insurance institutions and would be entitled to subscription rights if and when any of those institutions decide to de-mutualize. Additionally, the Fund will invest in initial public offerings of mutual conversions and de-mutualizations.


(D)   MODERNIZATION OF REGULATIONS

      Strengthened and uniform regulation of the thrift, insurance and banking industries have assisted in creating an environment where industry participants can achieve improved financial performance. Recent regulations have permitted banks and insurers to offer additional products and services that may have higher marginal profitability than a narrower more traditional product line. Regulations allowing geographic expansion have allowed issuers to achieve improved economies of scale.


Growth And Value Stocks

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced and may provide dividend income. Value stocks may be issuers that have experienced recent price weakness yet maintain a strong underlying franchise value or solid financial condition. The banking and insurance sectors contain both growth and value stock opportunities. The Fund will be investing in the securities of issuers that may be classified as either growth or value stocks or both depending on the particular type and characteristics of the institutions. Regardless of issuer style classification, the Fund will strive to identify undervalued issuers representing solid opportunity for long term appreciation without a specific focus on dividend income.


Tax Sensitive Investing For The Long Term

Bank and Insurance Fund, Inc. is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market. In order to capitalize on the Taxpayer Relief Act of 1997, which lowers the maximum capital gains tax rate from 28% to 20% on shares held longer than 18 months, the Fund utilizes tax-sensitive investment strategies designed to generate maximize after-tax returns.

Portfolio Turnover

While it is difficult to predict, the Advisor expects that the annual portfolio turnover rates of the Fund will not exceed 50%. Higher portfolio turnover rates involve greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed.

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

Market Timing

Some investors try to profit from investing in a fund or stock when they expect prices to rise, and taking money out when they expect the market to fall. With this buying and selling revolving door, a fund incurs expenses for buying and selling securities. These costs are borne by the remaining long term fund shareholders. In addition, investors attempting to time the markets may face higher tax rates on short term capital gains and/or losses. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

Cash Reserves

To accommodate future investment opportunities and for possible redemptions, the Fund maintains cash deposits with mutual savings banks and thrifts and short term investment securities that can easily and quickly be converted to cash.


Investment Limitations

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:


(a) Borrow money, except for temporary emergency purposes, in an amount that will exceed 15% of its assets. If the Fund borrows more than 5% of its assets, it will stop making investments,

(b)   Invest more than 5% in the securities of any one company

(c)   Buy more than 5% of the outstanding voting shares of any company

(d) Purchase or otherwise acquire illiquid securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in general account fixed annuities of mutual life insurance companies),and


For more detail about the Fund's investment restrictions, see the Statement of Additional Information.

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Risks of Investing in Banks and Insurers

The Fund is subject to market, industry, or issuer specific risks described below and in the Statement of Additional Information. These risks may cause your investment in the Fund, as with any investment in common stocks, to decrease in value. Financial services companies are subject to extensive government regulation that may limit both the amount and types of loans and commitments they can make, and the interest rates and fees they can charge. Financial performance depends, in part, on issuers access to capital, and can fluctuate when interest rates change. Credit losses resulting from financial difficulties of borrowers can adversely impact the banking, consumer finance, and mortgage lending industry. Insurance companies, among other factors, may be subject to poor investment performance, policy pricing competition, higher claims and claim processing expenses, adverse mortality and morbidity experience, marketing competition and general economic conditions. Individual insurance companies may be subject to material risks including reserve inadequacy and the inability to collect from reinsurance carriers.


V. BANK AND INSURANCE FUND, INC. - MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

The Advisor, subject to the authority of the Fund's Board of Directors, is responsible for the overall management of the Fund's business affairs. The Directors set broad policies for the Fund and choose the Fund's Officers. The Directors are responsible for the approval and review of the Fund's material contracts.

The Fund's Board of Directors is comprised of one officer and director of the Advisor, and three Disinterested Directors, as that term is defined in the Investment Company Act of 1940 (collectively, the "Directors"). A list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.


INVESTMENT ADVISER

Bowes Funds, LLC (the "Advisor"), located at 4520 East West Highway, Suite 540 Bethesda, MD 20814, serves as the investment adviser to the Fund pursuant to an Investment Management Agreement (the "Agreement") entered into with the Fund, which provides that the Advisor will furnish continuous investment advisory and management services to the Fund. Robert B. Bowes is President and Chief Executive Officer of Bowes Funds, LLC and has voting control of the company. Prior to forming Bowes Funds, LLC in October, 1997, Mr. Bowes had 13 years of experience as a financial manager, including 8 years most recently as Vice President of The Chase Manhattan Bank, N. A. in its North America Corporate Finance - Financial Institutions Group, 4 years in which he served as President of Fund Commission Services, Inc., a mutual fund financial advisory company, and one year in which he served as Chief Financial Officer of Financial Institution Partners, L.P., a private institutional equity investment partnerships with total invested assets of approximately $87 million as of September 30, 1997.


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


The Advisor supervises and manages the investment portfolio of the Fund, and subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. For the foregoing, the Advisor receives a monthly fee of the accrued portion of a 1.00% per annum investment management fee on the average daily net assets of the Fund.

Under the Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing that Fund and maintaining its organization, and will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested Directors).



Operating Expenses

The Fund pays all of its own expenses, including, without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, advisory and administration fees, costs of organization and maintenance of corporate existence, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, costs of meetings of shareholders, fees paid to Directors who are not interested persons of the Advisor, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund's assets, charges of securities pricing services, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services and stock transfer agents. The Fund has entered into an Administration Agreement date December [ ], 1997 with [ ] to provide certain shareholder and Fund administrative services.



Distribution Fees

Rule 12b-1 Fees or distribution fees under which the Fund pays or reimburses Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, but not be limited to, distribution or service fees paid to financial intermediaries or others who have executed a servicing agreement with the Fund, advertising and promoting the Fund, printing prospectuses and reports used for sales purposes, and the costs of preparing and distributing sales literature. The Fund's 12b-1 fees are equal to .25% of the average daily net asset value of the Fund.


Portfolio Transactions and Brokerage

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Advisor. In selecting a broker to execute each particular transaction, the Advisor may take a number of factors into consideration, only one of which may be the best net price available. Among the additional factors the Advisor may take into consideration when selecting a broker are the research and investment services that a broker may provide. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from

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other brokers if the difference is reasonably justified by other aspects of the portfolio execution services being offered.

The directors of the Fund have authorized the Advisor to consider sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In placing portfolio business with such broker-dealers, the Advisor will seek the best execution of each transaction.


VI.   BANK AND INSURANCE FUND, INC. - CAPITAL SHARES


The Fund is an open-end management investment company organized as a Maryland Business Corporation on November 19, 1997. The Bank and Insurance Fund, Inc. authorizes the Directors to issue an unlimited number of shares. Each share of the Fund has equal voting, dividend, distribution and liquidation rights.

Shares of the Fund have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment the Fund's shares will be fully paid and non-assessable.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate except as otherwise required by the 1940 Act or applicable Maryland law.

Notwithstanding any provision of Maryland law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Fund outstanding will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder.


Shareholder account inquiries may be made by contacting the Fund's Transfer
Agent at 1-888-[  ] or in writing to Bank and Insurance Fund, Inc. c/o [      ].


Statements and Reports

We will send you clear, concise account and tax statements to help you keep track of your Bank and Insurance Fund account throughout the year as well as when you are preparing your income tax returns. In order to assist you in evaluating Fund performance, a detailed financial statement showing a statement of operations and balance sheet including a listing of portfolio holdings will be mailed to you in February and August. For tax matters, a report of the previous year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts will be sent to you in early February of each year.


Confirmation and Account Statements

You will be sent, each time you buy or sell shares, a confirmation statement indicating details with respect to the date and the amount of your transaction. A statement of your account value will be sent to you at the end of each statement period showing the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.


Dividends, Capital Gains, and Taxes


Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. The Fund may make in-kind distributions. Your distributions of income and capital gains will be automatically reinvested in more shares of the Fund, unless you elect to receive these distributions in cash. In either case, distributions of dividends and capital gains that are declared in December, even if paid to you in January, are taxed as if they had been paid to you in December.

The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss as a deduction, when you complete your Federal income tax return.

Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange (if such option becomes available in the future) of Fund shares, may be subject to state and local taxes as well.

The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax advisor about the tax consequences of an investment in the Fund. It is important that you call Bowes Funds before you redeem a large dollar amount. The Fund must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes. If the Fund distributes annually less than 98% of its income and gain, it may be subject to a nondeductible excise tax equal to 4% of the shortfall.

Any distributions designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the holding period of your shares. All or a portion of any dividends paid by the Fund to corporate shareholders may, under certain circumstances, be eligible for the dividends received deduction.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and generally be subject to tax.

The IRS requires backup withholding of federal income tax of 31% of the gross amount of dividends, capital gain distributions, and redemption proceeds paid or credited to shareholders who do not furnish a valid social security or taxpayer identification number. If you are using the Fund as a medium for tax qualified retirement plans, you may be subject to a 20% mandatory withholding upon withdrawal under certain circumstances. Redemptions of shares will be taxable transactions for federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between your basis in your shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if you have held your shares for a period of more than eighteen months. If you redeem shares at a loss and make an additional investment in the same series 30 days before or after your redemption, the loss may be disallowed under the wash sale rules. The election to receive dividends or distributions in cash or to reinvest them in Fund shares may be changed by calling the Bowes Funds at 301-654-9567 or by written request to the Bowes Funds and must be received at least ten days prior to the record date of any dividend or capital gains distribution. The preceding is only a brief summary of the Federal income tax considerations affecting the Fund and its shareholders. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situation.









VII.   BANK AND INSURANCE FUND, INC. - HOW TO PURCHASE FUND SHARES

The minimum purchase requirements, which may be altered in certain circumstances, are:

                        Initial Investment      Subsequent Investments
                        ------------------      ----------------------

Regular Accounts                $1,000                 $200
IRA's and IRA Rollovers            500                  200
Gifts to Minors                    500                  200
Automatic Investment Plan          500                  200
Defined Contribution Plans       1,000                  200

                               Initial Investments

To purchase shares in the Fund, simply complete an account application form [to be enclosed by pre-effective amendment] in the Prospectus. Then mail it along with a check payable to "Bank and Insurance Fund" as follows:

                          Bowes Bank and Insurance Fund
                         4520 East West Hwy, Suite #540
                            Bethesda, Maryland 20814


A confirmation indicating the details of the transaction will be sent to you promptly. Unless you specify full shares only, the purchase will be made in full and fractional shares calculated to three decimal places.

In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will be paid by an investor who purchases the Fund shares directly from the Fund as described above.

The Fund will, at its discretion, accept orders transmitted by these organizations although not accompanied by payment for the shares being purchased. Payment must be received by the Fund within three business days after acceptance of the order. The price at which a purchase will be effected is based on the next calculation of net asset value after the order is received by the Fund's transfer agent or any other authorized agent of the Fund.



                             Subsequent Investments

Shareholders may, at any time, make subsequent investment by purchasing additional shares subject to a minimum investment of $200.00. A check made payable to "Bank and Insurance Fund" in the amount to be invested, should be sent to the Fund at the address listed above. Please be sure to include your name and account number.



                            Automatic Investment Plan

By completing the Automatic Investment Plan section of the account application, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares on or about the 10th day of each month. Automatic investments are subject to the minimum initial investment of $1,000, a minimum investment of $200.00 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.

                              Telephone Investments

The Fund will, at its discretion, accept purchase orders from existing shareholders by telephone although not accompanied by payment for the shares being purchased. To receive the net asset value for a specific day, a telephone purchase request must be received before the close of the New York Stock Exchange on that day. Payment for shares ordered by telephone must be received by the Fund within three business days after acceptance of the order. In order to make sure that payment is received on time, shareholders are encouraged to remit payment by electronic funds transfer. Shareholders may also remit payment by wire or by overnight delivery. If payment is not received on time, the Fund may cancel the order and redeem shares held in the shareholder's account to compensate the Fund for any decline in the value of the purchased shares. Telephone purchase orders may not exceed ten times the value of an account on the date the order is placed.


                        Payment for Fund Share Purchases

Payment for shares purchased should be made by check or money order drawn on a United States bank and made payable to the Bank and Insurance Fund. Checks not made payable to the Bank and Insurance Fund, the account registrant, transfer agent or retirement account custodian will not be accepted. Alternatively, payment for shares purchased by telephone may be made by wire or electronic funds transfer from the investor's bank to Bank and Insurance Fund as follows:

                             [Financial Institution]
                                     [ABA #]
                                [FBO -Custodian]
                              [Custodian Account #]
                         [FFCT: Bank and Insurance Fund]
                                [Fund Account #]

The Fund will not accept purchases by cash or credit card or checks drawn on foreign banks unless provision is made for payment through a U.S. bank in U.S. dollars. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders, when in the judgment of management, such withdrawal or rejection is in the best interest of the Fund. The Fund also reserves the right at any time to waive the minimum investment requirements applicable to initial or subsequent investments or to increase minimum investment or account balance requirements following notice. No application to purchase shares is binding on the Fund until accepted in writing.

How the Net Asset Value Is Determined

The price of Fund shares is based on the net asset value of the Fund, which is determined at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time) each day that the Exchange is open.

The per share net asset value of the Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, at their fair value determined in good faith pursuant to consistently applied procedures established by the directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in mutual insurance company fixed general account annuities are valued at their cash surrender value.

Since the Fund does not impose any sales commission or redemption fee, both the purchase price and the redemption price of a Fund share is the same and will be equal to the next calculated net asset value of a share of the Fund.


Open Account System and Share Certificates

Unless otherwise directed, all investor accounts are maintained on a book-entry basis. Share certificates will not be issued unless requested by the shareholder. Shares purchased by dividend reinvestment or under an Automatic Investment Plan, will be confirmed after the end of each calendar quarter. Following any other investment or redemption, the investor will receive a printed confirmation indicating the dollar amount of the transaction, the per share price of the transaction and the number of shares purchased or redeemed.

VIII.  BANK AND INSURANCE FUND, INC. - HOW TO REDEEM FUND SHARES

The Fund will buy back from any investor, at current net asset value, all shares of the Fund offered for redemption. The redemption price of shares tendered for redemption will be the net asset value next determined after receipt of all required documents by the Fund or other authorized agent of the Fund. To receive the net asset value for a specific day, a redemption request must be received before the close of the Exchange on that day. The written request for redemption must be signed by each registered owner exactly as the shares are registered and must clearly identify the account and the number of shares or the dollar amount to be redeemed. If a share certificate has been issued, the certificate, properly endorsed by the registered owner, must be submitted with the written redemption request.


                   Signatures Guarantees On Certain Redemptions

The use of signature guarantees is intended to protect the shareholder and the Fund from a possibly fraudulent application for redemption. The signatures of the redeeming shareholders must be guaranteed by a national or state bank, a member firm of a domestic stock exchange or the National Association of Securities Dealers (NASD), a credit union, a federal savings and loan association or another eligible guarantor institution if the redemption: exceeds $100,000; is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; or is being mailed to an address other than the one on record. A notary public is not an acceptable guarantor. The Fund also reserves the right to require a signature guarantee under other circumstances. The signature guarantees must appear, together with the signatures of the registered owners
(i) on the written request for redemption which clearly identifies the account and the number of shares to be redeemed, (ii) on a separate instrument of assignment ("stock power") which may be obtained from a bank or broker, or (iii) on any share certificates tendered for redemption. The use of signature guarantees is intended to protect the shareholder and the Fund from a possibly fraudulent application for redemption.

Additional documents such as corporate authorizations are required for proper account establishment prior to redemptions by corporations, executors, administrators, trustees and guardians. The Fund's Advisor will be pleased to assist you with the proper forms required for corporate or other non-individual account set-up and can be reached at 301-654-9567.


                              Telephone Redemptions

All shareholders have Telephone Privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account
application or by writing to Bank and Insurance Fund, c/o [    ]. Shareholders
may redeem shares by telephone. The telephone redemption option is not available for shares held in retirement accounts. Telephone redemption requests may be
made by calling 1-800-[    ]. To receive the net asset value for a specific day,
a redemption request must be received before the close of the New York Stock Exchange on that day. As discussed above, certain requests must be in writing and the signature of a redeeming shareholder must be signature guaranteed


All telephone transactions are recorded and written confirmations indicating their details will promptly be sent to the shareholder of record. Prior to accepting a telephone transaction, the shareholder placing the order may be required to provide certain identifying information. A shareholder electing to communicate instructions by telephone may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its Transfer Agent or Advisor assume responsibility for the authenticity of instructions communicated by telephone or other medium which are reasonably believed to be genuine and which comply with the foregoing procedures. The Fund, and/or its Transfer Agent, may be liable for losses resulting from unauthorized or fraudulent telephone or on-line instructions in the event these procedures are not followed.

In times of extreme economic or market conditions, redeeming shares by telephone may be difficult.

The Fund may terminate or modify the procedures concerning the telephone and wire transfer services at any time, although shareholders of the Fund will be given at least 60 days' prior notice of any termination or material modification.


                           Payment for Redeemed Shares

Payment for shares redeemed upon written request will be made by check and generally will be mailed within three business days after receipt by the transfer agent of the properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone will be made by check payable to the account name(s)and address exactly as registered, and generally will be mailed within three business days following the date of the request for redemption. A shareholder may request that payment for redeemed shares of the Fund be made by wire or electronic funds transfer. Shareholders may elect to use these services on the account application or by providing the Fund with a signature guaranteed letter requesting these services and designating the bank to receive all wire or electronic funds transfers. A shareholder may change the pre-designated bank of record by providing the Fund with written, signature guaranteed instructions. Wire and electronic funds transfers are subject to a $5,000 minimum and a $100,000 maximum limitation. Redemption proceeds paid by wire transfer generally will be transmitted to the shareholder's pre-designated bank account on the next business day after receipt of the shareholder's redemption request. There is a $10 fee for each wire payment for shares redeemed by the Fund. Redemption proceeds paid by electronic funds transfer will be electronically transmitted to the shareholder's pre-designated bank account on the second business day after receipt of the shareholder's redemption request. There is $5 fee for electronic funds transfer of proceeds from the redemption of Fund shares.


Shareholders may encounter delays in redeeming shares purchased by check (other than cashier's or certified checks), electronic funds transfer or through the Automatic Investment Program if the redemption request is made within 15 days after the date of purchase. In those situations, the redemption check will be mailed within 15 days after the transfer agent's receipt of the purchase instrument, provided that it has not been dishonored or cancelled during that time. The foregoing policy is to ensure that all payments for the shares being redeemed have been honored. In addition to the foregoing restrictions, no redemption payment can be made for shares that have been purchased by telephone order until full payment for the shares has been received. In any event, valid redemption requests concerning shares for which full payment has been made will be priced at the net asset value next determined after receipt of the request.

                             Involuntary Redemptions

As a means of reducing its expenses, the Fund is authorized to redeem involuntarily all shares held in accounts with a value of less than $1,000.

Such redemptions will be permitted only when the account is reduced below the minimum value by redemption, and not by declines in per share net asset value. As a result, accounts established with the applicable minimum investment might be subject to redemption after only a small redemption has been made by the shareholder. At least 30 days' written notice will be given to a shareholder before such an account is redeemed. During that time, the shareholder may add sufficient funds to the account. If such amount is not added to the account, the shares will be redeemed, at the per share net asset value next determined after the 30th day following the notice. A check for the proceeds will be sent to the shareholder unless a share certificate has been issued, in which case payment will be made upon surrender of the certificate.



IX.  BANK AND INSURANCE FUND, INC. - PENDING LEGAL PROCEDINGS

      Not Applicable



Part B      STATEMENT OF ADDITIONAL INFORMATION



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       STATEMENT OF ADDITIONAL INFORMATION



                          BANK AND INSURANCE FUND, INC.
                         4520 East West Hwy, Suite #540
                               Bethesda, MD 20814
                                 (301) 654- 9567
                               www.bowesfunds.com



This statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus filed December 4, 1997 with the Securities and Exchange Commission. To obtain a free copy of the prospectus call 301-654-9567. This Statement of Additional Information, which may be revised from time to time, is dated December 4, 1997.

December 4, 1997

BANK AND INSURANCE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RISKS............................ 19

DIRECTORS AND OFFICERS .............................................. 24

INVESTMENT MANAGER .................................................. 28

INVESTMENT ADVISORY AND OTHER SERVICES............................... 28

PROMOTION OF FUND SHARES AND 12B-1 PLAN.............................. 28

PORTFOLIO TRANSACTIONS AND BROKERAGE................................. 29

PRICING AND REDEMPTION OF SECURITIES BEING OFFERED .................. 30

CALCULATION OF PERFORMANCE .......................................... 31

APPENDIX ............................................................ 33



INVESTMENT OBJECTIVE, POLICIES AND RISKS

The primary investment objective of the Fund is long term capital appreciation, which may occasionally be short term. The Fund's primary investment objective is to invest at least 65% of its assets in the equity securities of United States based issuers in the banking, savings and loan associations, mortgage and consumer lending, and insurance industries. As the nature of the banking and insurance industries are impacted by mergers, regulations, or product line dynamics, additional types of equity issuers that derive a substantial portion of their revenues from those industries may be added to the investment objective of the Fund. The Fund's primary investment objectives are fundamental policies of the

Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. Of course, there is no assurance that the Fund's investment objective of long term capital appreciation will be achieved.

In addition, a secondary non-fundamental objective of the Fund will be to deposit a portion [not to exceed 10%] of its assets in savings accounts of domestic mutual bank and thrift institutions and in invest a portion [not to exceed 10%] of its assets in general account fixed annuities of domestic mutual life insurance companies, each which may entitle the Fund to participate in conversions and de-mutualizations, respectively, that may occur in the future.

The Fund intends to achieve its primary investment objectives by fundamental investment analysis to uncover opportunities for capital appreciation because of

      (i)    mergers & product line expansion,

      (ii)   management effectiveness and utilization of technology,

      (iii)  mutual conversions, and

      (iv)   modernization of regulations.


Investment Limitations

The Fund is subject to the following restrictions that may not be changed without the approval of the lesser of (i) 67 percent or more of the voting securities present at a meeting if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund. The Fund will not:

   1) make investments in commodities or real estate, although it may purchase and sell securities of companies which deal in real estate or interests therein, and except that the Fund may invest in index option contracts and stock options for hedging purposes to the extent that not more than 5% of its assets are invested in such contracts and options at any time;

   2) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors;

   3) engage in the business of underwriting securities issued by others except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

   4) purchase or otherwise acquire illiquid securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is investments in mutual insurance company general fixed annuities);

   5) purchase securities on margin or make short sales (except for tax management reasons)

   6) invest for the purpose of exercising control over management of any company;

   7) invest its assets in the securities of other investment companies except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

   8) purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 5% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

   9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value; and

   10)borrow money, except that the Fund may borrow from banks, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments.


Portfolio Turnover



In pursuit of the Fund's investment objective, management continuously monitors Fund investments and (considering tax strategies) makes portfolio changes whenever changes in the market, industry trends or the outlook for the growth of any portfolio security indicate to management that the objective could be better achieved by investment in another security, regardless of portfolio turnover. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management. The annual portfolio turnover rates of the Fund may at times exceed 50%. Increased portfolio turnover to accommodate redemptions may result in the acceleration of net taxable gains and additional Fund brokerage commissions.



Other Risks You Should Consider



The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced daily volume of trading in their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be adversely impacted by competition from larger industry companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

The Fund may invest in securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous activity as a publicly traded company, even though they may have a longer history of operations as a private or mutually owned institution. Unseasoned issuers may not yet have established the market institutional analyst following of a seasoned public company.

The Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities"), or because, based upon their nature or the market for such securities, no ready market is available ("thinly-traded securities"), or because the Fund has subscribed for shares in an initial public offering and will not receive subscribed shares of the issuer within a seven day period ("when-issued securities"). However, the Fund may not purchase any security, the purchase of that would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the Directors, in consultation with the Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Certain restricted securities, such as Rule 144A securities, may be treated as liquid under this restriction if a determination is made that such securities are readily marketable. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration.


Supervision and Regulatory Environment



THE FOLLOWING REFERENCES TO MATERIAL STATUTES AND REGULATIONS AFFECTING FINANCIAL INSTITUTIONS ARE ONLY BRIEF SUMMARIES THEREOF AND DO NOT PURPORT TO BE COMPLETE AND THEY ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO SUCH STATUTES AND REGULATIONS. ANY CHANGES IN APPLICABLE LAW OR REGULATION MAY HAVE A MATERIAL EFFECT ON THE BUSINESS AND RESULTS OF OPERATIONS OF A PARTICULAR FINANCIAL INSTITUTION OR INDUSTRY SEGMENT. PROSPECTIVE INVESTORS IN THE FUND ARE URGED TO REFER TO SUCH STATUTES, REGULATIONS AND SUCH INFORMATION, AS APPLICABLE.



The financial performance and management of banks and insurers is not only influenced by company management and by general economic conditions (e.g. interest rates, real estate and business cycles, volatility of the capital markets, and property casualty loss experience) but also by policies of various governmental authorities. Depending on the particular type of financial institution, the governmental authorities include but are not limited to, National Association of Insurance Commissions ("NAIC"), State Insurance Departments, the Federal Reserve Board ("FRB"), The Federal Deposit Insurance Corporation ("FDIC"), the Office of the Comptroller of the Currency ("OCC"), the Office of Thrift Supervision ("OTS"), the Securities and Exchange Commission ("SEC"), the Internal Revenue Service ("IRS"), and state securities and banking and taxing authorities. These regulatory authorities regulate the scope of the financial institutions business, investment activities, capital levels, reserves against losses and deposits, collateral requirements, the establishment of offices in additional locations, mergers, acquisitions, the issuance of equity and debt securities, and the payment of dividends. These authorities also establish a comprehensive method for the periodic examination of financial institutions and an enforcement mechanism for violations of applicable laws and regulations. This system of supervision and regulation is intended primarily for the protection of depositors and policyholders rather than the shareholders of financial institutions.

The financial institutions in which the Fund will invest that are subject to the registration requirements of the Securities Act of 1933 and /or the Securities Exchange Act of 1934 (the "Exchange Act"), as amended must register its securities with the SEC. Consequently such companies are subject to the information and periodic reporting requirements, proxy solicitation, insider trading and other restrictions and requirements of the SEC under the Exchange Act. Similarly, the OCC, the FDIC and the OTS, each of which regulates a segment of the banking industry, administers the provisions of the Exchange Act as they relate to national banks, banks other than member banks, and savings associations, respectively. These banking agencies also require that such institutions subject to their jurisdiction and the registration requirements of the Exchange Act register their securities with such federal banking agencies and, although securities issued by banks and savings associations are exempt from the registration requirements of the Securities Act of 1933, that they comply with their rules and regulations with respect to the offering of their securities to the public.

In recent years, the laws governing regulation of these industries have undergone simplification and have become more uniform and coordinated among jurisdictions. Further reforms of the banking and insurance regulations have been proposed by the industries nationally and in the states. While the current regulatory environment has been in place, the banking and insurance industries have experienced overall financial condition improvement. For example, the adoption of interstate banking legislation in 1994 resulted in the removal of substantially all geographic barriers for banks and thrifts. In addition, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA") and the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), which provided banks and thrifts with the initial eligibility to merge, coupled with legislation enacted in the early autumn of 1996 which virtually eliminated all remaining impediments to the mergers of banks and thrifts by substantially altering the treatment of bad debt reserves and by recapitalizing the Savings Association Insurance Fund ("SAIF"), has resulted in the rapid consolidation of the banking and thrift industries. Legislative initiatives have facilitated the conversion of mutual banks, thrifts and insurers to stock ownership form. There is risk that the rules and regulations could change to be more restrictive to create (or because of) a less favorable industry operating environment. For example, regulator could alter (a) minimum capitalization, (b) asset quality standards, (c) limitations on the separation of various banking, securities, insurance and deposit taking, and (d) limitations on market share and concentration.

DIRECTORS AND OFFICERS


The Directors and Officers of Bank and Insurance Fund, Inc. and their principal occupations during the past five years are set forth below.


                                                      Principal
Name                    Age   Address                 Occupation in the Past 5yrs
----                    ---   -------                 ---------------------------

Harry M.K. Johnston     61    11 West Chestnut Hill   Bank Executive, Consultant.
                              Philadelphia, PA 19118  Division Manager, Public
                                                      Savings Bank since 1996;
                                                      Contract Consultant to
                                                      Resolution Trust Company
                                                      from 1993 to 1996;
                                                      Independent Consultant
                                                      from 1991 to 1993;
                                                      President and CEO,
                                                      Chestnut Hill National
                                                      Bank from 1984 to 1991;
                                                      Past Chairman, Committees
                                                      of the Pennsylvania
                                                      Bankers Association.

Louis M. Marmon, M.D.,  41    1019 Willowleaf Way     Physician, Professor
Ph.D.                         Potomac, MD  20850      Medicine.
                                                      Director of Pediatric
                                                      Surgery, Shady Grove
                                                      Adventist Hospital since
                                                      1994; Director of
                                                      Pediatric Surgical
                                                      Research, Georgetown
                                                      University School of
                                                      Medicine from 1990 to
                                                      1994; Clinical Assistant
                                                      Professor of Surgery,
                                                      Georgetown University
                                                      School of Medicine since
                                                      1994; Medical Director,
                                                      Chartwell Health
                                                      Management, Inc. since
                                                      March, 1997.

* Directors who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). Director(s) of the Fund who are officers or employees of the investment adviser receive no remuneration from the Fund. Each of the other Directors is paid a fee of $500 for each meeting attended and is reimbursed for the expenses of attending meetings.

                                                      Principal
Name                    Age   Address                 Occupation in the Past 5yrs
----                    ---   -------                 ---------------------------

Thomas P.F. Kiely       42    4767 Berkeley Ter, NW   Attorney, Aviator and
                              Washington, DC 20007    Engineer.
                                                      Major, U.S. Army Reserve -
                                                      General's Corps. since May,
                                                      1997; Attorney, Federal
                                                      Aviation Administration -
                                                      Office of the Chief
                                                      Counsel, Procurement
                                                      Litigation Division from
                                                      1993 to May 1997; Federal
                                                      Aviation
                                                      Administration - Flight
                                                      Standards Service, Commuter
                                                      and Air Taxi Safety from
                                                      1992 to 1993; Major, U.S.
                                                      Marine Corps;  1977
                                                      Graduate United States
                                                      Naval Academy


Robert B. Bowes,*       36    9410 Fernwood Road      President and CEO,
President and                 Bethesda, MD 20817      Bowes Funds, LLC since
Chief Executive Officer                               October, 1997; Chief
                                                      Financial Officer -
                                                      Financial Institution
                                                      Partners, L.P., Hovde
                                                      Financial, Inc. and
                                                      affiliates from September,
                                                      1996 to September, 1997;
                                                      President - Fund Commission
                                                      Services, Inc. from June,
                                                      1992 to August, 1996; Vice
                                                      President - The Chase
                                                      Manhattan Bank, N.A. -
                                                      Financial Institutions
                                                      Group from October, 1985 to
                                                      June, 1992.



* Directors who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). Director(s) of the Fund who are officers or employees of the investment adviser receive no remuneration from the Fund. Each of the other Directors is paid a fee of $500 for each meeting attended and is reimbursed for the expenses of attending meetings.

Officers of Bank and Insurance Fund, Inc.

Name of Person,                                       Principal
Position with Fund      Age   Address                 Occupation for past 5yrs
------------------      ---   -------                 ------------------------

Robert B. Bowes,        36    9410 Fernwood Road      President and CEO,
President and                 Bethesda, MD 20817      Bowes Funds, LLC since
Chief Executive Officer                               October, 1997; Chief
                                                      Financial Officer -
                                                      Financial Institution
                                                      Partners, L.P., Hovde
                                                      Financial, Inc. and
                                                      affiliates from September,
                                                      1996 to September, 1997;
                                                      President - Fund Commission
                                                      Services, Inc. from June,
                                                      1992 to August, 1996; Vice
                                                      President - The Chase
                                                      Manhattan Bank, N.A. -
                                                      Financial Institutions
                                                      Group from October, 1985 to
                                                      June, 1992.


Thomas I. Carocci,      27    1410 Ingleside Av       Vice President and Secretary
Vice President and            McLean, VA  22101       Bank and Insurance Fund,
Secretary                                             Inc. since November, 1997;
                                                      Controller, Mackenzie &
                                                      Co. (Election Consultants)
                                                      from February, 1996 to
                                                      November, 1997; Lebouef,
                                                      Lamb, Green & MacRae,
                                                      Legal Intern during 1993
                                                      and 1994; Received J.D.
                                                      degree from Duquesne
                                                      University School of Law -
                                                      June, 1995.

                               COMPENSATION TABLE

                                    Pension or

                                    Retirement

                                    Benefits    Estimated   Total Compensation

                  Aggregate         Accrued as  Benefits    from Registrant and

Name of Person,   Compensation      Part of Fund  Upon      Mutual Fund Complex

Fund Position     from Registrant   Expenses    Retirement  and Directors Fees
-------------     ---------------   --------    ----------  ------------------


Robert B. Bowes,   $      -0-       $      -0-  $      -0-  $      -0-

President and

Chief Executive

Officer; Director



Thomas I. Carocci,        -0-              -0-         -0-         -0-

Vice President and

Secretary



Harry M.K. Johnston       2,000            -0-         -0-         2,000

Director



Louis M. Marmon,M.D.,     2,000            -0-         -0-         2,000

Ph.D.

Director



Thomas P.F. Kiely         2,000            -0-         -0-         2,000

Director



The preceding table sets forth information regarding projected compensation (expressed in dollars) of the Directors by the Fund for the fiscal year ended December 31, 1998. Officers of the Fund and Director(s) who are interested persons of the Fund do not receive any compensation from the Fund.

INVESTMENT MANAGER



The Advisor invested $100,000 seed money on January [ ], 1998 as required by the Investment Company Act of 1940. There is no agreement for the redemption of such share purchase.

As of January 1, 1998, the Officers and Directors of the Fund owned [ ]% of the outstanding shares of capital stock of the Fund. The Fund knows of no person who owns beneficially more than 5% of the shares of beneficial interest of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES


The Advisor of the Fund is BOWES FUNDS, LLC (the "Advisor"). The Advisor is wholly-owned and controlled by Robert B. Bowes.

Under the terms of the Agreement, BOWES FUNDS, LLC furnishes overall investment management for the Fund, provides research and credit analysis, oversees the purchase and sales of portfolio securities, maintains books and records with respect Fund securities transactions and provides periodic and special reports to the Board of Directors as required.

For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of 1.00% of average daily net assets. The Agreement expires two years from the date of its effectiveness, at which time it can be renewed to continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to the Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Directors.

The Agreement may be terminated at any time by (a) the vote of a majority of the Directors who are not interested persons (as defined in the 1940 Act)or (b) the vote of a majority of the outstanding voting securities of that Fund, without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with the Fund without penalty on 90 days' written notice to the Fund. The Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).



PROMOTION OF FUND SHARES AND 12B-1 PLAN



The Fund has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay certain costs for the distribution of its shares. The Plan provides for the payment to Bowes Funds, LLC of a 12b-1 fee of .25 of 1% (0.25%) per annum of the Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The expenses paid by Bowes Funds, LLC include, but are not limited to, payments made to and expenses of persons (including employees of Bowes Funds, LLC) who are engaged in, or provide support services in connection with, the distribution of Fund shares, such as answering routine telephone inquiries and processing shareholder requests for information; compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) paid to securities dealers, financial institutions and other organizations which render distribution and administrative services in connection with the distribution of Fund shares; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the Fund; costs involved in preparing, printing and distributing sales literature for the Fund; costs involved in obtaining whatever information, analyses and reports with respect to market and promotional activities on behalf of the Fund that Bowes Funds, LLC deems advisable; and such other costs as may from time to time be agreed upon by the Fund. Such payments are to be made monthly by the Fund to Bowes Funds, LLC with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by Bowes Funds, LLC in such year; that is, if the distribution expenditures incurred by Bowes Funds, LLC are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by Bowes Funds, LLC, and if the distribution expenditures incurred by Bowes Funds, LLC are more than the total of such payments, the excess is not to be reimbursed to Bowes Funds, LLC by the Fund. From time to time the Fund may engage in activities to promote the sale of the shares of the Fund and other funds that are or may in the future be advised or administered by Bowes Funds, LLC, which costs are not readily identifiable as related to any one fund. In such cases, Bowes Funds, LLC allocates the cost of the activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the directors.

The current 12b-1 Plans will continue in effect until the end of December 1998, and from year to year thereafter if approved at least annually by a majority of the Fund's directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Directors receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Directors approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Directors conclude at least annually that continuation of the Plan is likely to benefit shareholders.

The Plan may not be amended to increase materially the amount to be spent on distribution of shares of the Fund without shareholder approval.


The Fund's custodian is [ ]. The Fund's independent auditor is [ ]. The Fund's Legal Counsel is [ ]. The Fund's Distributor is [ ].

PORTFOLIO TRANSACTIONS AND BROKERAGE


Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of their brokerage commission rates are made by the Advisor. Transactions on exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

In selecting a broker to execute each particular transaction, the Advisor takes the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the Advisor will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Advisor's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research software. Subject to such policies and procedures as the Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the investment adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Fund.


PRICING AND REDEMPTIONS OF SECURITIES BEING OFFERED


The Fund continuously offers fund shares for sale and redemption without sales or redemption charges at net asset value calculated in accordance with generally accepted accounting principals as referred to in the Fund's Prospectus dated December 4, 1997.



How to Redeem Fund Shares



The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend or holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b)it is not reasonably practical for the Fund to determine the fair value of its net assets; and (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Directors may authorize payment to be made in portfolio securities of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to

$250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.


CALCULATION OF PERFORMANCE DATA

Average annual total return is the average annual compound rate of return for various time periods (such as, one year, five years and ten years, all ended on the last day of a recent calendar quarter). Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                              T = (ERV/P) - 1
      Where:

                  T        =        average annual total return

                  P        =        a hypothetical initial investment of $1,000

                  n        =        number of years

                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


Comparison of Portfolio Performance

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average,

Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Philadelphia Stock Exchange Bank Index, and the Russell 2000 Index.

From time to time, in advertising, marketing and other Fund literature, the performance of the Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of the Fund's risk. From time to time, the average price-earnings ratio and other attributes of the Fund's or the model portfolio's securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500.

The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

PART C   APPENDIX

OTHER INFORMATION

Financial Statements and Exhibits
(a) Financial Statements and audited Statement of Assets and Liabilities will be filed by Pre-Effective Amendment.

(b)   Exhibits

   (1)      Articles of Incorporation
   (2)      By-Laws to be filed by pre-effective amendment
   (3)      Not Applicable
   (4)      Specimen Share Certificate to be filed by pre-effective amendment
   (5)(a) Investment Advisory Agreement between Registrant and Bowes Funds, LLC to be filed by pre-effective amendment

   (6) Underwriting Agreement between the Registrant and Bowes Funds, LLC to be filed by pre-effective amendment
   (7)      Not Applicable
   (8) Custodian Agreement between Registrant and [ ] to be filed by pre-effective amendment
   (9)(a) Shareholder Services Agreement between Registrant and [ ] to be filed by pre-effective amendment

      (b) Transfer Agency Agreement between Registrant and [ ] to be filed by pre-effective amendment

   (10) Opinion and consent of Counsel between Registrant and [ ] to be filed by pre-effective amendment

   (11) Consent of Independent Auditors between Registrant and [ ] to be filed by pre-effective amendment
   (12)     Not Applicable
   (13) Initial Capital Agreement between Registrant and [ ] to be filed by pre-effective amendment
   (14)     Not Applicable
   (15) 12b-1 Distribution Plan between Registrant and [ ] to be filed by pre-effective amendment

   (16)     Not Applicable
   (17)     Not Applicable
   (18)     Not Applicable


Persons Controlled by or Under Common Control with Registrant

                  Not applicable.

Number of Record Holders

As of the date of this Registration Statement, there were no shareholders of record of the Registrant's shares.



Indemnification

Reference is made to Seventh Article of the Registrant's Articles of Incorporation. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Business and Other Connections of Investment Adviser

Bowes Funds, LLC serves as the investment adviser for the Registrant. The business and other connections of Bowes Funds, LLC are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Bowes Funds, LLC as currently filed with the SEC which is incorporated by reference herein.

Principal Underwriter

                  [to be filed by amendment]

Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of [to be filed by pre-effective amendment].

Management Services

                  Not Applicable.

Undertakings

   (a)      Not Applicable.

   (b) Registrant undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement under the Securities Act of 1933 or the date on which Registrant becomes operational.

   (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland in the State of Maryland on the 4th day of December, 1997.


                                                BANK AND INSURANCE FUND, INC.
                                                By:   /s/

                                                            Robert B. Bowes
                                                            President

                                                By:   /s/
                                                            Thomas I. Carocci

                                                            Secretary


                               INVESTMENT MANAGER

                                BOWES FUNDS, LLC
                         4520 EAST WEST HWY, SUITE #540
                            BETHESDA, MARYLAND 20184
                                 (301) 654-9567
                               www.bowesfunds.com

                           SHAREHOLDER SERVICING AGENT

                                       [ ]

                                 TRANSFER AGENT

                                       [ ]

                                    CUSTODIAN

                                       [ ]

                                  LEGAL COUNSEL

                                       [ ]

                              INDEPENDENT AUDITORS

                                       [ ]

                                   PROSPECTUS
                                DECEMBER 4, 1997